Exhibit 10.1
LINE OF CREDIT AGREEMENT
This LINE OF CREDIT AGREEMENT (this “Agreement”) is dated and effective as of the 17th day of August, 2009 (the “Effective Date”) by and between HERE MEDIA INC., a corporation organized under the laws of the State of Delaware and with its principal place of business in Los Angeles, California (the “Borrower”), and STEPHEN P. JARCHOW, an individual residing in Dallas, Texas (hereinafter referred to as the “Lender”). The Lender and the Borrower are sometimes collectively referred to herein as the “parties” and individually as a “party.”
ARTICLE I
PREAMBLE
WHEREAS, in order to provide additional working capital to Borrower, the Lender has agreed to make available to the Borrower a line of credit in an amount of up to Three Million Dollars ($3,000,000.00) (the “Credit Line”), subject to the terms and conditions set forth herein; and
WHEREAS, the parties desire to set forth certain terms and conditions relating to the Credit Line;
NOW, THEREFORE, in consideration of the mutual covenants, promises, representations and warranties set forth herein, the parties agree as follows:
ARTICLE II
DEFINITIONS
All capitalized terms used in this Agreement shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):
“ADVANCES” shall have the meaning set forth in Section 3.01.
“AGREEMENT” shall mean this Line of Credit Agreement, as the same may be amended or otherwise modified from time to time.
“BUSINESS DAY” shall mean a day other than a Saturday, Sunday or other day on which commercial banks are authorized or required to close under the laws of the United States of America.
“DEFAULT” shall mean any of the events specified in Section 6.01, without giving effect to any requirement for the giving of notice, for the lapse of time, or both, or for the happening of any other condition, event or act.
“EVENT OF DEFAULT” shall mean any of the events specified in Section 6.01, provided that any requirement for the giving of notice, the lapse of time, or both, or for the happening of any further condition, event or act has occurred or has been satisfied.

“GOVERNMENTAL AUTHORITY” shall mean any government (whether the located within or outside the United States) or any department, agency, division or instrumentality thereof.
“LAW” shall mean any statute, rule, regulation, order, judgment, award or decree of any Governmental Authority.
“MATURITY DATE” shall mean two (2) years from the Effective Date.
“PERSON” shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or any other entity or a government or any agency or political subdivision thereof.
“OUTSTANDING PRINCIPAL BALANCE” shall mean the aggregate amount of all Advances made by the Lender to the Borrower hereunder, less all repayments thereof.
ARTICLE III
THE LINE OF CREDIT
SECTION 3.01. ADVANCES.
(a) The Lender may make advances to the Borrower (each an “Advance’’) from time to time during the term hereof and ending on the Maturity Date; in such amounts as may be requested by the Borrower in accordance with the provisions hereof; provided, however, that the Outstanding Principal Amount at any time shall not exceed the Credit Line. Borrower shall account for the Advances made and the outstanding principal amount in a form or manner similar to the form of Exhibit A.
All requests for Advances shall be made by the Borrower to the Lender in writing (in such form as is reasonably satisfactory to the Lender) or by telephone request (which shall be promptly confirmed in writing) which specifies the amount of the Advance to be made and the date the proceeds of the Advance are requested to be made available to the Borrower (an “Advance Request’’).
Notwithstanding the foregoing, any Advances are at the sole discretion of the Lender. Lender may review Borrower’s financial statements in determining whether or not additional Advances may be made.
(b) An Advance Request received by the Lender on a day that is not a Business Day or that is received by Lender after 12:00 noon, Los Angeles, California time, on a Business Day shall be treated as having been received by the Lender on the first following Business Day. Subject to Lender’s discretion and approval, Lender shal! fund all such Advance Requests within one (1) business day of receipt of the Advance Request. The Lender shall not incur liability to the Borrower for treating any such request as an Advance Request if the Lender believes in good faith that the Person making the request is an authorized officer of the Borrowing.
(c) Advances under the Line of Credit shall be made by direct wire transfer of funds from the Lender to an account designated by Borrower in writing to Lender, or by delivery of a check made payable to Lender and delivered to Borrower or Borrower’s agent.
LINE OF CREDIT AGREEMENT

SECTION 3.02. USE OF PROCEEDS. The Investment shall be applied by the Borrower for working capital purposes.
SECTION 3.03. SECURITY INTEREST. Borrower hereby grants Lender a security interest in the following collateral:
(a) List of domain names owned or under the control of Borrower as listed in Exhibit B.
(b) List of trademarks and tradenames as identified in Exhibit C.
(c) Any reserves not to exceed one million dollars ($1,000,000) held by Borrower’s credit card processor, Wells Fargo.
ARTICLE IV
INTEREST
SECTION 4.01. INTEREST RATE. The Borrower shall pay interest on the Outstanding Principal Balance at the Prime Rate (as hereinafter defined), as adjusted every 30 days, plus 1.00%, from the date of issuance thereof to and including the date of repayment. The “Prime Rate” means the US Prime Rate as set out in the Wall Street Journal Money Rates column on the date the rate is to be determined.
SECTION 4.02. COMPUTATION. Interest on the Advances shall be computed on the basis of a year deemed to consist of 365 days and paid for the actual number of days elapsed.
ARTICLE V
COVENANTS
SECTION 5.01. AFFIRMATIVE COVENANTS. During the term of this Agreement, the Borrower covenants and agrees:
(a) CORPORATE EXISTENCE AND AUTHORIZATIONS. The Borrower shall maintain in good standing its corporate existence and its right to transact business in those jurisdictions in which it is now or hereafter doing a material amount of business, and the Borrower shall maintain all material licenses, permits and registrations necessary for the conduct of its operations.
(b) COMPLIANCE WITH LAWS. The Borrower shall comply with all material Laws applicable to its business operations.
ARTICLE VI
DEFAULT
SECTION 6.01. EVENTS OF DEFAULT. Anyone or more of the following shall constitute an Event of Default under this Agreement, unless waived by the Lender:
(a) FAILURE TO PAY. Failure to pay any amounts owed under this Agreement which continues beyond any applicable grace period.
(b) BREACH OF COVENANTS. The material breach of any covenant in this Agreement unless expressly waived, in writing, by the Lender, which breach is not cured within 30 Business Days.
LINE OF CREDIT AGREEMENT

SECTION 6.02. RIGHTS AND REMEDIES IN THE EVENT OF DEFAULT. Upon any Event of Default, and at any time thereafter, the Lender may declare in writing to the Borrower all or any part of the Outstanding Principal Balance immediately due and payable.
SECTION 6.03. REMEDIES NOT EXCLUSIVE. The Lender shall be entitled to enforce payment and performance of all obligations of the Borrower hereunder and to exercise all rights and powers hereunder or under any Law and the pursuit of any remedy available to the Lender against the Borrower shall not prejudice or in any manner affect the Lender’s right to realize upon or enforce any other remedy or security now or hereafter available to it in such order and in such manner as the Lender may determine in its sole discretion. No such right or remedy shall be exclusive, but each shall be cumulative and shall be in addition to every other remedy provided herein or in any other agreement or by Law and each such remedy may be exercised concurrently or independently.
ARTICLE VII
MISCELLANEOUS
SECTION 7.01. NOTICES. All notices or other communications to be given hereunder shall be given in writing and delivered by (a) certified mail, return receipt requested, (b) personal delivery, (c) facsimile or (d) express carrier addressed as follows:

If to the Lender:	Mr. Stephen P. Jarchow
8411 Preston Road, Suite 740
Dallas, Texas 75225
Email: spj@regententertainment.com
Telephone: (214) 373-3434
Facsimile: (214) 361-2535

If to the Borrower:	Here Media Inc.
10990 Wilshire Blvd., Penthouse Suite
Los Angeles, California 90024
Attention: Tony Shyngle
Email: Tony.shyngle@regentmedia.com
Telephone: (310) 806-4288
Facsimile: (310) 806-4268
or to such other address furnished by any party to the other in writing at any time and from time to time for such notice purposes. Any notice served by either party on the other shall be deemed effective upon receipt of return receipt if sent by certified mail, return receipt requested, when received, if delivered personally, upon machine confirmation if sent by facsimile, or upon confirmation of delivery by an express carrier.
SECTION 7.02. AMENDMENTS AND WAIVERS. No amendment, modification or waiver of any provision of this Agreement or the Note shall be effective unless the same shall be in writing and signed by the Borrower and the Lender; provided, however, that any such waiver or consent shall be effective only in the specific instance and for the purpose for which given.
SECTION 7.03. SUCCESSORS AND ASSIGNS. Neither the Borrower nor the Lender may assign, delegate or transfer any of its rights or obligations under this Agreement or the Note without the prior written consent of the other.
LINE OF CREDIT AGREEMENT

SECTION 7.04. SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable, or which is prohibited under Law for any reason, the invalidity shall not affect the validity of the remaining provisions of this Agreement, and the parties shall substitute for the invalid provision a valid provision which most closely approximates the intent and economic effect of the invalid provision.
SECTION 7.05. COUNTERPARTS. This Agreement may be executed by the parties hereto on any number of separate counterparts, and all such counterparts taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart signed by the party to be charged.
SECTION 7.06. GOVERNING LAW; ARBITRATION; NO THIRD-PARTY RIGHTS.
(a) This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the laws of the United States and State of California applicable to contracts made and to be performed wholly within such State, without regard to any choice or conflict of laws rules.
(b) The parties to this Agreement shall act in good faith to resolve any dispute or other controversy arising under this Agreement. Absent agreement resolving a dispute within twenty (20) days after written notice of the dispute has been delivered from one party to the other, any party shall have the right to seek to settle the matter by arbitration to the exclusion of any other form of dispute resolution. Any arbitration shall be conducted according to the applicable rules of the American Arbitration Association and shall take place in Los Angeles, California. Such arbitration shall be heard by a single arbitrator, who shall be jointly designated by the Lender and the Borrower if the parties are unable to agree within ten (10) days after the dispute is submitted to arbitration, by the American Arbitration Association. The decision of the arbitrator shall be final and binding upon the parties hereto. The each party in any arbitration proceeding shall pay its own costs in connection therewith, including attorneys’ fees.
(c) This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns, and no other Person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.
SECTION 7.07. HEADINGS. The section headings are for convenience only and shall not affect the interpretation or construction of this Agreement or the Note. The Exhibits referred to throughout this Agreement are attached to this Agreement and are incorporated into this Agreement. Unless the context clearly indicates, words used in the singular include the plural, words in the plural include the singular and the word “including” means “including, but not limited to.”
SECTION 7.08. THE LENDER’S SOLE DISCRETION. Any provision in any of this Agreement or the Note which requires the Lender’s approval or consent shall be interpreted to mean at the Lender’s sole discretion unless otherwise specified.
SECTION 7.09. CONFLICT OF TERMS. In the event of any material conflict between the terms of this Agreement and the Note, the terms of this Agreement shall control.
LINE OF CREDIT AGREEMENT

SECTION 7.10. OTHER JURISDICTIONS. The Borrower agrees that the Lender shall have the right to proceed against the Borrower or its property in a court in any location to enable the Lender to enforce a judgment or other court order entered in favor of the Lender. The Borrower waives any objection that it may have to the location of the court in which the Lender have commenced a proceeding described in this Section.
SECTION 7.11. WAIVER. The failure of either party at any time to require performance by the other party of any provision of this Agreement shall not affect in any way the full right to require the performance at any subsequent time. The waiver by either party of a breach of any provision of this Agreement shall not be taken or held to be a waiver of the provision itself. Any course of performance shall not be deemed to amend or limit any provision of this Agreement.
SECTION 7.12. SECTION REFERENCES. References to “Sections,” “subsections” and “Exhibits” shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided.
SECTION 7.13. RELATIONSHIP OF PARTIES. Nothing contained in this Agreement shall be deemed or construed by the parties, or by any third party, to create the relationship of partnership or joint venture between the parties hereto, it being understood and agreed that no provision contained herein shall be deemed to create any relationship between the parties hereto other than the relationship of Borrower and Lender.
SECTION 7.14. ENTIRE AGREEMENT. This Agreement and the Note set forth all of the promises, agreements, conditions and understandings between the parties respecting the subject matter hereof and supersedes all negotiations, conversations, discussions, correspondence, memorandums and agreements between the parties concerning the subject matter.
SECTION 7.15. TIME OF THE ESSENCE. Time is of the essence with respect to this Agreement. IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
LENDER:
Signed by Stephen Jarchow
BORROWER:
HERE MEDIA INC., a Delaware corporation
Signed by Tony Shyngle, CFO
LINE OF CREDIT AGREEMENT

EXHIBIT “A” (List of Advances & Principal Reductions)
Date of Advance Amount of Advance Amount of Principal Repayment
LINE OF CREDIT AGREEMENT

EXHIBIT “B”
(URL’s)

gay.com	kleptomaniac.com

gay.net	kleptomaniac.net

gayemail.com	Igbt.com

gaynet.com	Igbt.us

gay-net.com	menofgay.com

gay-net.net	menofgaycom.com

gaynet.org	mrgaycom.com

gaysportsblog.com	onlinepartners.com

gaytvblog.com	outandabout.com

gayvote.net	pride.com

gaywire.net	queer.org
LINE OF CREDIT AGREEMENT

Mark	Status	Country	Application Number

Gay.com & design	Registered	USA	75871682

Gay.net & design	Registered	USA	75332677

Out & About	Registered	USA	74317960

Out & About	Registered	USA	78690466

Gay.com logo (black on white)	Filed	USA	77565110

Gay.com logo (white on black)	Filed	USA	77565137

Gay.com & Design	Registered	European Union (O.H.M.I.)	001558410

Gay.com & Design	Filed	Brazil	823067858

Gay.com & Design	Registered	Argentina	2405881
LINE OF CREDIT AGREEMENT